Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Practices Related to the Grant of Certain Equity Awards

FS Bancorp maintains a structured equity grant timing process designed to ensure compliance with applicable securities laws, corporate governance best practices, and the avoidance of material nonpublic information in granting equity awards. The Compensation Committee approves all equity grants, including stock options and restricted stock awards, on a predetermined schedule, with grant dates set in advance to occur outside of blackout periods and when FS Bancorp is not in possession of material nonpublic information.

Stock option exercise prices are set at the closing price of FS Bancorp’s common stock on the grant date, in accordance with FS Bancorp’s equity plan and applicable securities regulations. This process is designed to prevent any appearance of opportunistic grant timing and to ensure that equity awards are made in a manner that reflects long-term shareholder value creation. By adhering to a fixed grant schedule and robust governance framework, FS Bancorp reinforces its commitment to transparency, fairness, and regulatory compliance in equity compensation practices.

Award Timing Method	FS Bancorp maintains a structured equity grant timing process designed to ensure compliance with applicable securities laws, corporate governance best practices, and the avoidance of material nonpublic information in granting equity awards. The Compensation Committee approves all equity grants, including stock options and restricted stock awards, on a predetermined schedule, with grant dates set in advance to occur outside of blackout periods and when FS Bancorp is not in possession of material nonpublic information.
Award Timing Predetermined	false
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false